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                                                                    EXHIBIT 10.4

                           GENERAL SECURITY AGREEMENT

1.    SECURITY INTEREST

(a) As security for the payment of all obligations, indebtedness and liabilities of STEELBANK TUBULAR INC. (hereinafter referred to as the "Debtor") to THE EQUITABLE TRUST COMPANY (the "Creditor") whether incurred prior to, at the time of or subsequent to the execution hereof relating to all obligations, indebtedness and liabilities of the Debtor to the Creditor under an electronic
Charge/Mortgage of Land registered on the       day of May, 2005 as Instrument
No.       , securing the principal sum of $3,500,000.00, and any amendment thereto and extensions thereof (the "Charge") given by the Debtor to the Creditor on those lands and premises described on Schedule "A" hereon (the "Lands"), the Debtor hereby grants to the Creditor by way of mortgage, charge, assignment and transfer, a security interest (the "Security Interest") in all goods (including all parts, accessories, attachments, special tools, additions and accession thereto) located on the Lands, which are now owned or hereafter owned or acquired by or on behalf of the Debtor (including such as may be returned to or repossessed by Debtor) and in all proceeds and renewals thereof, accretions thereto and substitutions therefor (hereinafter collectively called "Collateral"), including, without limitation, all of the following now owned or hereafter owned or acquired by or on behalf of Debtor:

      (i)   all inventory of whatever kind ("Inventory") located on the Lands;

      (ii) all equipment (other than Inventory) of whatever kind located on the Lands including, without limitation, all machinery, tools, apparatus, plant, furniture, appliances, fixtures and vehicles of whatsoever nature or kind belonging to and owned by the Debtor;

      (iii) all book accounts and book debts and generally all accounts, debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured which are now due, owing or accruing due to or owned by or which may hereafter become due, owing or accruing due or owned by the Debtor in connection with the Lands or the business operated by the Debtor thereon including, without limitation, letters of credit and advises of credit, which are now due, owing or accruing due to or owned by or which may hereafter become due, owing or accruing due to or owned by the Debtor ("Debts");

      (iv) all deeds, documents, writings, papers, books of account and other books relating to or connected with the Lands or the business operated by the Debtor thereon and which relate to or are records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

      (v) all contractual rights and insurance claims and all goodwill, patents, trademarks, copyrights, and other industrial property relating to or connected with the Lands or the business operated by the Debtor thereon;

      (vi) all monies, other than trust monies lawfully belonging to others, which now are or which may at any time hereafter be due and owing to or owned by the Debtor in connection with the Lands or the business operated by the Debtor thereon;

      (vii) all property described in Schedule "B" annexed hereto.

(b) The Security Interest granted hereby shall not extend to or apply to, and the Collateral shall not include, the last date of the term of any lease or agreement therefor but upon the enforcement of the Security Interest the Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term;

(c) The terms "Goods", "Chattel Paper", "Documents of Title", "Instruments", "Intangibles", "Securities", "proceeds", Inventory", and "accessions", whenever used herein shall be interpreted pursuant to their respective meanings when used in the Personal Property Security Act of Ontario, R.S.O., 1990, as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto is herein referred to as the "Act". Provided always that the terms "Goods" when used herein shall not include "consumer goods" of Debtor as that term is defined in the Act, and any reference herein to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof".

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2.    INDEBTEDNESS SECURED

The Security Interest granted hereby secures payment and satisfaction of any and all obligations, indebtedness and liabilities of Debtor to the Creditor (including interest thereof) present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether Debtor be bound alone or with another or others and whether as principal or surety relating to all obligations of the Debtor to the Creditor under the Charge (hereinafter collectively called the "Indebtedness").

It is understood and agreed between the Debtor and Creditor herein that the covenant of the Debtor shall extend only to its respective interest in the property municipally known as 2495 Haines Road, Mississauga, Ontario and business conducted thereon comprising the security being given to the Creditor and, in the event of default, there shall be no recourse by the Creditor to any other assets or interests of the Debtor or any other person who may have an interest in the land except for any tenant or occupant.

3.    OWNERSHIP OF COLLATERAL

Save and except as disclosed to the Creditor in respect of Personal Property Security Act (Ontario) file reference nos. 612684351, 612694485 and 605468601 (collectively the "Prior Security Filings"), the Debtor represents and warrants that, except for the Security Interest created hereby, the Debtor is, or with respect to Collateral acquired after the date hereof will be, the owner of the Collateral free from any mortgage, lien, charge, security interest or encumbrance.

4.    INSURANCE

The Debtor shall keep the Collateral insured against loss or damage by fire and such other risks as the Creditor may reasonably require to the full insurance value thereof, and shall either assign the insurance policies to the Creditor or have the loss thereunder made payable to the Creditor as the Creditor may require. At the request of the Creditor such policies shall be delivered to and held by it. Should the Debtor neglect to maintain such insurance the Creditor may insure and any premiums paid by the Creditor together with interest thereon shall be payable by the Debtor to the Creditor upon demand.

5.    LIENS, ETC.

Save and except as disclosed to the Lender in respect of the Prior Security Filings, the Debtor shall keep the Collateral free and clear of all taxes, assessments, claims, liens and encumbrances and shall promptly notify the Creditor of any loss or damage to the Collateral or any part thereof.

6.    USE OF COLLATERAL

Until the Security Interest shall have become enforceable, the Debtor may dispose of or deal with the Collateral in the ordinary course of its business, for the purpose of carrying on the same and in any lawful manner not inconsistent with the provisions hereof or any other agreements of the Debtor to the Creditor or with the terms of any policies of insurance relating thereto.

7.    INFORMATION AND INSPECTION

The Debtor shall from time to time forthwith on request furnish to the Creditor in writing all information requested relating to the Collateral or any part thereof, and the Creditor shall, upon giving two (2) business days notice, be entitled from time to time to inspect the tangible Collateral wherever located including, without limitation, any books and records of the Debtor relating to the Collateral, and for such purpose the Creditor shall have access to all places where the Collateral or any part thereof is located and to all premises occupied by the Debtor. The Debtor shall also deliver to the Creditor, as and when requested, such financial statements and other financial information relating to the Debtor and its business as required by the Creditor from time to time.

8.    DEFAULT

8.1 In the event the Debtor shall default in the payment of all or any part of the Indebtedness or liability of the Debtor to the Creditor, or in the performance or observance of any other obligation or liability of the Debtor to the Creditor, then the Security Interest shall become enforceable and so

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long as it shall remain enforceable, the Creditor may proceed to realize the security constituted by this Security Agreement by sale or to enforce its rights by entry, or by proceedings in any court of competent jurisdiction for the appointment of a receiver or receiver and manager or for sale of the Collateral or any part thereof or by any other action, suit, remedy or proceeding authorized or permitted hereby or by law or by equity; and may file such proofs of claims and other documents as may be necessary or advisable in order to have its claim lodged in any bankruptcy or other judicial proceedings relative to the Debtor. Any such sale may be made by public auction, by public tender or by private contract, with or without advertising and without any other formality, all of which are hereby waived by the Debtor, and such sale shall be on such terms and conditions as to credit or otherwise and as to upset or reserve bid or price as the Creditor, in its sole discretion, may deem advantageous and such sale may take place whether or not the Creditor has taken possession of such property and assets; provided however, that unless the Collateral is perishable or unless the Creditor believes on reasonable grounds that the Collateral will decline speedily in value the Debtor shall be entitled to not less than fifteen
(15) days' notice of sale containing such information and statements as are prescribed by the Act.

8.2 In addition to the rights of the Creditor set forth in Paragraph 8.1, whenever the Security Interest shall have become enforceable and so long as it shall remain enforceable, the Creditor may, by instrument in writing, appoint any person to be a receiver (which term shall include a receiver and manager) of the Collateral including any rents and profits thereof and may remove any receiver and appoint another in his stead. Any such receiver or receivers so appointed shall be vested with all the powers and rights of the Creditor and shall have power to take possession of the Collateral or any part thereof and to carry on or concur in carrying on the business of the Debtor, and to borrow money required for the maintenance, preservation or protection of the Collateral or any part thereof or for the carrying on of such business, and to further charge the Collateral in priority to the security constituted by this Security Agreement as security for money so borrowed, and to exercise all rights attaching or incidental to any securities owned by the Debtor and to sell, lease or otherwise dispose of the whole or any part of the Collateral on such terms and conditions and in such manner as he shall determine. Any such receiver shall for all purposes be deemed to be the agent of the Debtor and not the agent of the Creditor, and therefore, the Creditor shall not be responsible for the acts or omissions of the receiver. The Creditor may from time to time fix the remuneration of such receiver and direct the payment thereof out of the Collateral. The receiver shall apply all monies from time to time received by him in such of the following modes and in such order or priority as the Creditor may from time to time at its option direct, namely: in discharge of all rents, taxes, rates, insurance premiums and outgoings affecting the Collateral; in payment of the remuneration of the receiver; in keeping in good standing all liens and charges on the Collateral prior to the Security Interest; in payment of the costs of carrying out or executing any powers, duties or directions which are vested in the receiver; in payment of the interest accruing due on the Security Agreement and all other amounts owing hereunder; and in payment of the principal due and payable upon the Security Agreement and residue of any monies so received shall be paid to the Debtor. The Creditor, in appointing or refraining from appointing such receiver, shall not incur any liability to the receiver, the Debtor or otherwise.

8.3 In addition to the rights and remedies specifically provided herein, the Creditor shall, upon default have the rights and remedies of a secured party under the Act.

9.    RECEIVABLES

The Creditor may collect, realize, sell, or otherwise deal with the Debts or any part thereof in such manner, upon such terms and conditions upon default. The Creditor shall not be liable or accountable for any failure to collect, realize, sell or obtain payment of the Debts or any part thereof and shall not be bound to institute proceedings for the purpose of collecting, realizing or obtaining payment of the same or for the purpose of preserving any rights of the Creditor, the Debtor or any other person, firm or corporation in respect of the same. All monies collected or received by the Creditor in respect of the Debts or other Collateral may be applied on account of such parts of the Indebtedness of the Debtor as the Creditor may, in its sole discretion, elect, or in the discretion of the Creditor may be released to the Debtor, all without prejudice to the liability of the Debtor or the Creditor's right to hold and realize the security constituted by this Security Agreement.

10.   CHARGES AND EXPENSES

The Creditor may charge on its own behalf and pay to others reasonable sums for expenses incurred and for services rendered (expressly including legal advice and services) in connection with the preparation and registration of this Security Agreement and in connection with the realization,

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disposition of, retention or collection of the Collateral or any part thereof, and such sums shall be a first charge on the proceeds of such realization, disposition or collection and shall be added to the Indebtedness secured by this Security Agreement and shall also be secured hereby.

11.   DEALINGS BY THIRD PARTIES

No person dealing with the Creditor or its agent or a receiver shall be concerned to enquire whether the Security Interest has become enforceable, or whether the powers which the Creditor or its agent is purporting to exercise have become exercisable, or whether any money remains due upon the security constituted by this Security Agreement, or as to the necessity or expediency of the stipulations and conditions to which any sale shall be made, or as to the propriety or regularity of any sale, or of any other dealing by the Creditor with the Collateral, or to see to the application of any money paid to the Creditor.

12.   ADDITIONAL COVENANTS

The Debtor hereby covenants and agrees with the Creditor, so long as this Security Agreement remains outstanding, that:

      (a) it will do, observe and perform all matters and things necessary or expedient to be done, observed or performed by virtue of any law of Canada or any province or municipality thereof for the purpose of creating and maintaining the security hereby constituted;

      (b) it will, at all times, maintain all licenses, permits and authorizations to enable it to conduct its business; will carry on and conduct its business in a proper, efficient and businesslike manner and in accordance with good business practice;

      (c) it will upon the reasonable request of the Creditor, provide the Creditor with such information concerning the Collateral and the business of the Debtor as required by the Creditor;

      (d) it will pay or cause to be paid all taxes, rates, government fees and dues, levies, assessed or imposed on it and its property or any part thereof as and when the same become due and payable, save and except when and so long as the validity of any such taxes, rates, fees, dues, levies, assessments or imposts is, in good faith, contested by it and will, if and when required in writing by the Creditor, furnish the Creditor for inspection, with receipts for any of such payments;

      (e) it will not, without the prior written consent of the Creditor, which may be granted or withheld by the Creditor, in its discretion acting reasonably, sell, transfer, assign or otherwise dispose of any part of the Collateral other than in the ordinary course of its business, for the purpose of carrying on same in a lawful manner not inconsistent with the provisions of this agreement or any other agreement of the Debtor with the Creditor.

13.   FURTHER ASSURANCES

The Debtor shall from time to time forthwith on the Creditor's request do, make and execute all such financing statements, further assignments, documents, acts, matters and things as may be required by the Creditor of, or with respect to, the Collateral or any part thereof or as may be required to give effect to these presents, and the Debtor hereby constitutes and appoints a duly authorized officer of the Creditor the true and lawful attorney of the Debtor irrevocable with full power of substitution to do, make and execute all such statements, assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient.

14.   DEALINGS BY THE CREDITOR

The Creditor may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other securities as the Creditor may see fit without prejudice to the liability to the Debtor or the Creditor's rights to hold and realize the security constituted by this Security Agreement.

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15.   NO REMEDY EXCLUSIVE

No remedy herein conferred upon or reserved to the Creditor for the realization of the Security Interest, enforcement of rights of the Creditor or otherwise is intended to be exclusive of any other remedy or remedies hereunder or under any security collateral hereto, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or under any other document or agreement in respect of the obligations to the Creditor owned by the Debtor. Every power and remedy given by this Security Agreement to the Creditor may be exercised from time to time as often as may be deemed expedient by the Creditor. The taking of any action or proceedings or refraining from so doing, or any other dealings with any other security for the monies secured hereby, shall not release or affect the security constituted by this Security Agreement.

16.   DISCHARGE AND SATISFACTION

Upon satisfaction by the Debtor of all obligations of the Debtor owed to the Creditor, the Creditor shall, upon the request and at the expense of the Debtor, execute and deliver to the Debtor such releases and discharges as the Debtor may reasonably require.

17.   WAIVER OF COVENANTS

The Creditor may waive any breach by the Debtor of any of the provisions contained in this Security Agreement or any failure by the Debtor in the observance or performance of any covenant or condition required to be observed or performed by the Debtor hereunder; provided that no such waiver by the Creditor shall extend to or be taken in any manner to affect any subsequent breach or failure or the rights resulting therefrom.

18.   APPLICATION OF INSURANCE PROCEEDS

Any insurance monies received by the Creditor pursuant to this Security Agreement may at the option of the Creditor be applied to restoring, replacing or repairing the Collateral or any part thereof, or be paid to the Debtor, or any such monies may be applied in the sole discretion of the Creditor, in whole or in part, to the repayment of the obligations hereby secured or any part thereof whether then due or not, with any partial payments to be credited against principal amounts of Indebtedness payable by the Debtor in inverse order of maturity.

19.   ATTACHMENT

Each of the Debtor and the Creditor acknowledges that it is its intention that the security interests herein created attach on the execution hereof by the Debtor (save as to after-acquired property forming part of the Collateral in respect of which attachment will result forthwith upon the Debtor acquiring rights thereto) and that value has been given.

20.   NOTICES

Any notice required by or given under or in connection with this agreement may be effectively given if it is in written form and given in the same manner and extent as provided for in the Charge.

21.   GENERAL

This agreement;

(a)   shall be a continuing agreement in every respect;

(b)   shall be governed by the laws of the Province of Ontario; and

(c) may be terminated by the Debtor by written notice delivered to the Creditor at the above-mentioned address at any time when the Debtor is not indebted or liable to the Creditor. For greater certainty, it is declared that any and all future loans, advances or other value which the Creditor may in its discretion make or extend to or for the account of the Debtor shall be secured by this agreement. Nothing contained in this agreement shall in any way obligate the Creditor to grant, continue, renew, extend time for payment of, or accept anything which constitutes or would constitute Indebtedness.

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22.   BINDING EFFECT

This Security Agreement is binding upon the Debtor and its successors and permitted assigns.

23.   RECEIPT

The Debtor acknowledges receipt of a duplicate original hereof.

            IN WITNESS WHEREOF Debtor has executed this agreement this day of May, 2005.

                                               STEELBANK TUBULAR INC.

                                               PER: /s/ J. PETER FARQUHAR
                                                    ---------------------------
                                               NAME: J. PETER FARQUHAR
                                               TITLE: Chairman & CEO
                                               I have authority to bind the
                                               Corporation.

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                                  SCHEDULE "A"

LEGAL DESCRIPTION:

Part of Lots 33, 34 and 35, Plan G-14 and
Part of Lot 9, Concession 1, South of Dundas Street, designated as Part 1 on Reference Plan 43R-967,
City of Mississauga, Regional Municipality of Peel,
Land Registry Division of the Land Registry Office of Peel (No. 43), having assigned PIN 13340-0023 (LT), municipally known as 2495 Haines Road, Mississauga, Ontario.

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                                   SCHEDULE "B"

All the goods, chattels, equipment and fixtures now located on the Lands and belonging to and owned by the Debtor and any replacements thereof.